UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2012

NCO Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-173514; 333-165975; 333-150885; 333-158745	02-0786880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania	19044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 441-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement

Merger Agreement

On March 28, 2012, NCO Group, Inc. (the “Company”), entered into an agreement and plan of merger (as amended, the “Merger Agreement”) pursuant to which the business of the Company will be combined with the business of APAC Customer Services, Inc. to build market leadership in business process outsourcing and customer care solutions (the “Merger”). The combined company resulting from the Merger, which has been approved by the Company’s board of directors and stockholders, had annual revenues during 2011 on a pro forma basis of almost $2 billion. Further, based on previous announcements by Moody’s Investors Service and Standard & Poor’s, the Company expects that its current corporate ratings will be upgraded by each such credit agency two levels to new ratings of “B2” and “B”, respectively, as a result of the Merger, the New Debt Financing (as defined and described below) and the other transactions described in this Current Report.

In connection with the Merger, the Company anticipates entering into a new first lien credit facility (consisting of a five (5) year revolving credit facility and a six (6) year term loan) and a six and one-half (6½) year second lien term loan facility, totaling in the aggregate almost $1 billion inclusive of availability of approximately $100 million under the revolving credit facility (the “New Debt Financing”). The Company will use a portion of the proceeds from the New Debt Financing to pay off the existing borrowings under the Company’s current November 15, 2006 credit agreement, as amended, and purchase and/or redeem all of its outstanding existing notes (i.e., $200 million aggregate principal amount of 11.875% Senior Subordinated Notes due 2014 (CUSIP No. 65338LAA7) and $165 million aggregate principal amount of Floating Rate Senior Notes due 2013 (CUSIP No. 65338LAB5)).

The Merger and New Debt Financing are scheduled to close tomorrow, April 3, 2012.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Indentures

On March 28, 2012, the Company and The Bank of New York Mellon (the “Trustee”) executed: (i) the eighth supplemental indenture amending the indenture governing the 2014 Notes (the “2014 Notes Eighth Supplemental Indenture”) and (ii) the eighth supplemental indenture amending the indenture governing the 2013 Notes (the “2013 Notes Eighth Supplemental Indenture” and together with the 2014 Eighth Supplemental Indenture, the “Eighth Supplemental Indentures”). The Eighth Supplemental Indentures eliminate substantially all of the restrictive covenants and certain events of default and related provisions contained in the indentures governing the Existing Notes. The Eighth Supplemental Indentures will not become effective until the Company accepts for payment such Existing Notes tendered in the Offers, which is expected to occur tomorrow, April 3, 2012.

The foregoing summary of the material provisions of the Eighth Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the 2014 Eighth Supplemental Indenture and the 2013 Eighth Supplemental Indenture, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 — Other Events

The information provided in Item 1.01 above is hereby incorporated herein by reference

Certain statements in this current report, including, without limitation, statements as to a potential combination with APAC, statements as to the New Debt Financing, including the new debt structure and the use of the proceeds thereof to refinance substantially all of the outstanding indebtedness of the Company, and all other statements in this current report, other than historical facts, are forward-looking statements, as such term is defined in the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. Forward-looking statements are subject to risks and uncertainties, are subject to change at any time and may be affected by various factors that may cause actual results to differ materially from the expected or planned results. In addition to the factors discussed above, certain other factors, including without limitation, risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2010, can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements. The Company disclaims any intent or obligation to publicly update or revise any forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise.

Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits

No.	Description

2.1	Agreement and Plan of Merger, dated as of March 28, 2012, by and among the Company, EGS Holdings, Inc., Expert Global Solutions, LLC and NCO Merger Sub, Inc. (conformed copy)
4.1	Eighth Supplemental Indenture, dated as of March 28, 2012, by the Company and The Bank of New York Mellon, as trustee, related to the 11.875% Senior Subordinated Notes due 2014
4.2	Eighth Supplemental Indenture, dated as of March 28, 2012, by the Company and The Bank of New York Mellon, as trustee, related to the Floating Rate Senior Notes due 2013

The Merger Agreement contains representations, warranties and covenants that the Company and the other parties thereto made to each other as of a specific date solely for purposes of the Merger Agreement, and no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.

Date: April 2, 2012	By:	/s/ Joshua Gindin
	Name:	Joshua Gindin
	Title:	Executive Vice President and General Counsel

Exhibits

No.	Description

2.1	Agreement and Plan of Merger, dated as of March 28, 2012, by and among the Company, EGS Holdings, Inc., Expert Global Solutions, LLC and NCO Merger Sub, Inc. (conformed copy)
4.1	Eighth Supplemental Indenture, dated as of March 28, 2012, by the Company and The Bank of New York Mellon, as trustee, related to the 11.875% Senior Subordinated Notes due 2014
4.2	Eighth Supplemental Indenture, dated as of March 28, 2012, by the Company and The Bank of New York Mellon, as trustee, related to the Floating Rate Senior Notes due 2013